                        KEMPER-DREMAN FUND, INC. ("KDF")
                    COMPRISED OF THE FOLLOWING THREE SERIES:
             KEMPER-DREMAN CONTRARIAN FUND (THE "CONTRARIAN FUND")
     KEMPER-DREMAN HIGH RETURN EQUITY FUND (THE "HIGH RETURN EQUITY FUND")
        KEMPER-DREMAN SMALL CAP VALUE FUND (THE "SMALL CAP VALUE FUND")
                            SUPPLEMENT TO PROSPECTUS
                              DATED APRIL 25, 1997
                      ------------------------------------

     The board of directors of KDF has approved a sub-advisory agreement for management of the High Return Equity Fund. The sub-advisory agreement is between Dreman Value Advisors, Inc. ("DVA"), the investment manager for KDF, and Dreman Value Management, L.L.C. ("DVM"), a registered investment adviser newly formed and controlled by David N. Dreman. Mr. Dreman would remain the portfolio manager of the High Return Equity Fund. The sub-advisory agreement is subject to approval by the shareholders of the High Return Equity Fund and a shareholders meeting to vote upon the sub-advisory agreement has been called for July 29, 1997. It is also expected that DVA will change its name to Zurich Kemper Value Advisors, Inc.

     DVM will manage the investment and reinvestment of the assets of the High Return Equity Fund and will be paid a sub-advisory fee by DVA, payable monthly, based on the following schedule:

                                SUB-ADVISORY FEE

                APPLICABLE AVERAGE
                DAILY NET ASSETS OF
              HIGH RETURN EQUITY FUND
                    (THOUSANDS)                      ANNUAL RATE
---------------------------------------------------  -----------
$         0 - $   250,000.........................   .240 of 1%
$   250,000 - $ 1,000,000..........................  .230 of 1%
$ 1,000,000 - $ 2,500,000..........................  .224 of 1%
$ 2,500,000 - $ 5,000,000..........................  .218 of 1%
$ 5,000,000 - $ 7,500,000..........................  .208 of 1%
$ 7,500,000 - $10,000,000..........................  .205 of 1%
$10,000,000 - $12,500,000..........................  .202 of 1%
               Over $12,500,000....................  .198 of 1%

     Also, the board of directors of KDF has approved the renaming of KDF and the two series other than the High Return Equity Fund as follows:

          CURRENT NAMES                      NEW NAMES
          -------------                      ---------
Kemper-Dreman Fund, Inc.            Kemper Value Fund, Inc.
Kemper-Dreman Contrarian Fund       Kemper Contrarian Fund
Kemper-Dreman Small Cap Value Fund  Kemper Small Cap Value Fund

     These name changes are expected to become effective when the sub-advisory agreement with DVM becomes effective. The name of the High Return Equity Fund
will not be changed.                             (LOGO)printed on recycled paper

06/97
DRE - 1A
ZKDI 705119